                                  EXHIBIT 99.1

             Monthly Operating Report for the Month of January 1998,
                as filed with the United States Bankruptcy Court
        for the Northern District of California, San Francisco Division.

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA


IN RE:  STREAMLOGIC CORPORATION                        CASE NO.  97-32984 DM
                                                               --------------

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)


                           SUMMARY OF FINANCIAL STATUS


MONTH ENDED           January 31, 1998
               --------------------------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                               END OF            END OF           AS OF
                                                                              CURRENT            PRIOR          PETITION
2.    ASSET/LIABILITY SUMMARY                                                  MONTH             MONTH           FILING
                                                                            -----------       -----------     -----------
        Current Assets (Market Value)                                       $ 2,709,281       $ 3,331,659     $18,388,407*
                                                                            -----------       -----------     -----------
        Total Assets (Market Value)                                         $ 7,562,391       $ 8,316,879     $22,312,581*
                                                                            -----------       -----------     -----------
        Current Liabilities                                                 $   527,631       $   441,700     $         0
                                                                            -----------       -----------     -----------
        Total Liabilities                                                   $30,864,631       $30,928,700     $28,859,237
                                                                            -----------       -----------     ------------

                                                                                                                 PETITION
                                                                              CURRENT            PRIOR           DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                     MONTH             MONTH           MONTH END
                                                                            -----------       -----------      -----------
        a.  Total Receipts                                                  $   816,900       $   746,894      $ 6,669,557
                                                                            -----------       -----------      -----------
        b.  Total Disbursements                                             $   721,315       $   863,985      $ 5,899,088
                                                                            -----------       -----------      -----------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)      $    95,585       $  (117,091)     $   770,469
                                                                            -----------       -----------      -----------
        d.  Cash Balance Beginning of Month                                 $ 1,069,082       $ 1,186,173
                                                                            -----------       -----------
        e.  Cash Balance End of Month (c + d)                               $ 1,164,667       $ 1,069,082
                                                                            ===========       -----------

4.    POST-PETITION LIABILITIES & RECEIVABLES                               RECEIVABLES                        LIABILITIES
                                                                            -----------                        -----------
        Balance at End of Previous Month                                     $  984,237                          $ 441,700
                                                                             ----------                          ---------
        Balance at End of Current Month                                      $  539,132                          $ 527,631
                                                                             ----------                          ---------

5.    PAST DUE POST-PETITION LIABILITIES
        Balance at End of Previous Month (over 30 days)                              $0
                                                                             ----------
        Balance at End of Current Month (over 30 days)                               $0
                                                                             ----------

                                                                                       YES               NO
                                                                                       ---               --
6.   Are all federal, state, and local taxes current? (if no, attach schedule
     of unpaid items)                                                                                  Unknown**
                                                                                     --------          -------
7.   Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
     listing including date of payment, amount of payment and name of payee)            x ***
                                                                                     --------          -------

8.   Have any payments been made to officers, insiders, shareholders, relatives?
     (if yes, attach listing including date of payment, amount and reason for
     payment, and name of payee)    [Excludes salaries to officers]                                       x
                                                                                     --------          -------
9.   Have any payments been made to professionals?  (if yes, attach listing
     including date of payment, amount of payment and name of payee)                    x
                                                                                     --------          -------
10.  If you answered yes to line 7,8, or 9, were all such payments approved
     by the court?                                                                      x
                                                                                     --------          -------
11.  Is the estate insured for replacement cost of assets and for general
     liability?                                                                         x
                                                                                     --------          -------
12. Are U.S. Trustee quarterly fees current?                                            x
                                                                                     --------          -------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.


Date:   February 18, 1998   /s/ GEORGE OLIVA
       ------------------   ------------------------------------------------
                            George Oliva -- VP of Finance and Administration

    * Valuation in Bankruptcy schedules based on historical book values as maintained by prior management.
   ** Post petition payroll related taxes paid currently. Federal, State and local prior period tax returns were not filed; related tax liabilities are unknown.
  *** Approximately $20K in misc prepetition checks cleared post petition.

Effective 1/1/95

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)

                        FOR THE MONTH ENDED January 1998

                                   ($      )
                                     ------

ASSETS


                                                               FROM SCHEDULES      MARKET VALUE
                                                               --------------      ------------
        CURRENT ASSETS
 1    Cash and cash equivalents -- unrestricted                                      $1,164,667
                                                                                     ----------
 2    Cash and cash equivalents -- restricted                                          $280,000
                                                                                     ----------
 3    Accounts receivable (net)                                      A                 $539,132
                                                                                     ----------
 4    Inventory (net)                                                B                 $515,549
                                                                                     ----------
 5    Prepaid expenses                                                                 $124,933
                                                                                     ----------
 6    Other:    Receivable (estimated net) from estate auction                          $85,000
                ------------------------------------------------                     ----------
 7                                                                                           $0
      ----------------------------------------------------------                     ----------

 8  TOTAL CURRENT ASSETS                                                             $2,709,281
                                                                                     ----------


    PROPERTY AND EQUIPMENT (MARKET VALUE)
 9    Real property                                                  C               $3,500,000
                                                                                     ----------
10    Machinery and equipment                                        D                  $25,000
                                                                                     ----------
11    Furniture and fixtures                                         D                  $25,000
                                                                                     ----------
12    Office equipment                                               D                  $50,000
                                                                                     ----------
13    Leasehold improvements                                         D                       $0
                                                                                     ----------
14    Vehicles                                                       D                   $2,500
                                                                                     ----------
15    Other:                                                         D
                ------------------------------------------------                     ----------
16                                                                   D
      ----------------------------------------------------------                     ----------
17                                                                   D
      ----------------------------------------------------------                     ----------
18                                                                   D
      ----------------------------------------------------------                     ----------
19                                                                   D
      ----------------------------------------------------------                     ----------

20     TOTAL PROPERTY AND EQUIPMENT                                                  $3,602,500
                                                                                     ----------

       OTHER ASSETS
21           Concentric Stock 128,272 shares                                         $1,250,610
      ----------------------------------------------------------                     ----------
22
      ----------------------------------------------------------                     ----------
23
      ----------------------------------------------------------                     ----------
24
      ----------------------------------------------------------                     ----------

25    TOTAL OTHER ASSETS                                                             $1,250,610
                                                                                     ----------

26    TOTAL ASSETS                                                                   $7,562,391
                                                                                     ==========


        NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

        Inventory valued at historical cost less a $270K reserve for excess quantity and/or obsolescence

        Market Value of equipment based on management estimate

        Accounts receivable are net of a substantial reserve due to managements experience with the collections.


Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                    ($      )
                                      ------

  LIABILITIES                                                           FROM SCHEDULES
                                                                        --------------
     POST-PETITION

      CURRENT LIABILITIES
27      Salaries and wages
                                                                                          ------------
28      Payroll taxes
                                                                                          ------------
29      Real and personal property taxes                                                       unknown
                                                                                          ------------
30      Income taxes                                                                           unknown
                                                                                          ------------
31      Notes payable (short term)
                                                                                          ------------
32      Accounts payable (trade)                                              A                $50,000
                                                                                          ------------
33      Real property lease arrearage
                                                                                          ------------
34      Personal property lease arrearage                                                      $95,000
                                                                                          ------------
35      Accrued professional fees (estimated amount)                                          $333,870
                                                                                          ------------
36      Current portion of long-term debt (due within 12 months)                                    $0
                                                                                          ------------
37      Other:   Warranty Post Petition                                                        $48,761
        -------------------------------------------------------------                     ------------
38
        -------------------------------------------------------------                     ------------
39
        -------------------------------------------------------------                     ------------

40       TOTAL CURRENT LIABILITIES                                                            $527,631
                                                                                          ------------
41     LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                          ------------
42       TOTAL POST-PETITION LIABILITIES                                                      $527,631
                                                                                          ------------
       PRE-PETITION LIABILITIES (ALLOWED AMOUNT)
43       Secured claims (excludes equipment lessors claims)                   E               $252,000
                                                                                          ------------
44       Priority unsecured claims (includes priority tax claims)             E                $85,000
                                                                                          ------------
45       General unsecured claims                                             E            $30,000,000
                                                                                          ------------
46                  TOTAL PRE-PETITION LIABILITIES                                         $30,337,000
                                                                                          ------------
47                  TOTAL LIABILITIES                                                      $30,864,631
                                                                                          ------------
     EQUITY (DEFICIT)
48
     ----------------------------------------------------------------                     ------------
49
     ----------------------------------------------------------------                     ------------
50
     ----------------------------------------------------------------                     ------------
51
     ----------------------------------------------------------------                     ------------
52             Market value adjustment                                                    $(23,302,240)
                                                                                          ------------
53                  TOTAL EQUITY (DEFICIT)                                                $(23,302,240)
                                                                                          ------------
54                  TOTAL LIABILITIES AND EQUITY (DEFICIT)                                  $7,562,391
                                                                                          ============


Effective 1/1/95

                                   SCHEDULES
                            (GENERAL BUSINESS CASE)
                                  ($        )
                                    --------

                                   SCHEDULE A
                       ACCOUNTS RECEIVABLE (NET)/PAYABLE



                                                      ACCOUNTS      ACCOUNTS PAYABLE                    PAST DUE
Receivables and Payables Ageings                     RECEIVABLE      [POST PETITION]                POST PETITION DEBT
                                                     ----------     ----------------                ------------------
     0 -30 Days                                        $181,156        $50,000
                                                       --------        -------
     31-60 Days                                        $332,391             $0
                                                       --------        -------      ------
     61-90 Days                                        $129,611                                                      $0
                                                       --------        -------            -----------------------------
     91+ Days                                          $133,503
                                                       --------        -------      ------
     Total accounts receivable/payable                 $776,661        $50,000
                                                       --------        =======
     Allowance for doubtful accounts                   $237,529
                                                       --------
     Accounts receivable (net)                         $539,132
                                                       ========

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)                          COST OF GOODS SOLD
---------------------------------                           ------------------
                                                            Inventory Beginning of Month        $824,000
                                       INVENTORY(IES)                                           --------
                                         BALANCE AT
                                        END OF MONTH        Add --
Retail/Restaurants --                                             Net purchases                 $125,000
                                                                                                --------
     Product for resale                                           Direct labor                    $4,500
                                          ----------                                            --------
                                                                  Manufacturing overhead          $7,500
                                                                                                --------
Distribution --                                                   Freight in                          $0
                                                                                                --------
     Product for resale                                           Other:
                                          ----------

                                                                  ----------------------------  --------
Manufacturer --
                                                                  ----------------------------  --------
     Raw materials                         $465,465
                                           --------
     Work-in-progress                      $161,770         Less --
                                           --------
     Finished goods                        $159,077              Inventory End of Month         $786,312
                                           --------                                             --------
                                                                 Shrinkage/writedowns                 $0
                                                                                                --------
Other --                                  $(270,763)             Personal Use
                                          ---------                                             --------
     Explain     Provision for Excess
             ---------------------------
                   and/or obsolete                          Cost of Goods Sold                  $174,688
     -----------------------------------                                                        ========

          TOTAL                           $515,549
                                          ========

METHOD OF INVENTORY CONTROL                                          INVENTORY VALUATION METHODS
---------------------------                                          ---------------------------

Do you have a functioning perpetual inventory system?                Indicate by a checkmark method of inventory valuation used.
                              Yes               No x
                                 ----             ---
How often do you take a complete physical inventory?                 Valuation methods --
                                                                              FIFO cost                              x
                                                                                                           -----------------------
     Weekly                                                                   LIFO cost
                                  ----                                                                     -----------------------
     Monthly                                                                  Lower of cost or
                                  ----
     Quarterly                                                                    market
                                  ----                                                                     -----------------------
     Semi-annually                x                                           Retail method
                                  ----                                                                     -----------------------
     Annually
                                  ----
                                                                              Other --
                                                                                                           -----------------------
Date of last physical inventory was    1-Dec-97                               Explain
                                       ---------
                                                                              ----------------------------------------------------
Date of next physical inventory is     unknown
                                       ---------                              ----------------------------------------------------


Effective 1/1/95

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                        COST            MARKET VALUE
-----------                                     ----------         ------------

     Land, Building and Improvements            $7,560,000           $3,500,000
---------------------------------------------   ----------           ----------

---------------------------------------------   ----------           ----------

---------------------------------------------   ----------           ----------

---------------------------------------------   ----------           ----------
     TOTAL                                      $7,560,000           $3,500,000
                                                ==========           ==========

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                         COST           MARKET VALUE
-----------                                      ----------        ------------
MACHINERY & EQUIPMENT --
     Manufacturing Equipment                        $25,000             $25,000
---------------------------------------------    ----------          ----------
     Tooling                                             $0                  $0
---------------------------------------------    ----------          ----------
     Leased Equipment                                    $0                  $0
---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------
     TOTAL                                          $25,000             $25,000
                                                 ==========          ==========

FURNITURE & FIXTURES --
     Miscellaneous items                            $25,000             $25,000
---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------
     TOTAL                                          $25,000             $25,000
                                                 ==========          ==========

OFFICE EQUIPMENT --
     Equipment                                                               $0
---------------------------------------------    ----------          ----------
     Software                                                                $0
---------------------------------------------    ----------          ----------
     Computer Hardware                              $50,000             $50,000
---------------------------------------------    ----------          ----------
     TOTAL                                          $50,000             $50,000
                                                 ==========          ==========

LEASEHOLD IMPROVEMENTS -
                                                         $0                  $0
---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------
     TOTAL                                               $0                  $0
                                                 ==========          ==========

VEHICLES --
     1988 Chevrolet Van                             $15,000              $2,500
---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------

---------------------------------------------    ----------          ----------
     TOTAL                                          $15,000              $2,500
                                                 ==========          ==========

                                   SCHEDULE E
                            PRE-PETITION LIABILITIES

                                                      CLAIMED                     ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION --           AMOUNT                    AMOUNT (b)
-------------------------------------------           -------                    ----------
     Secured claims (a)                                $670,000                    $252,000
                                                    -----------                 -----------
     Priority claims other than taxes                  $150,000                     $35,000
                                                    -----------                 -----------
     Priority tax claims                             $1,050,000                    $200,000
                                                    -----------                 -----------
     General unsecured claims                       $40,000,000                 $30,000,000
                                                    -----------                 -----------

     (a)       List total amount of claims even if under secured.

     (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                                   SCHEDULE F
                            RENTAL INCOME INFORMATION
                    Not Applicable to General Business Cases.


Effective 1/1/95

                              STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                            FOR THE MONTH ENDED 01/31/98
                                                --------
                                  $
                                  -------------

          CURRENT MONTH                                                                       CUMULATIVE    NEXT MONTH
--------------------------------                                                            (CASE TO DATE)   FORECAST
  ACTUAL     FORECAST   VARIANCE                                                             ------------   ----------
---------   ---------   --------          REVENUES
 $203,500    $250,000   ($46,500)       1     Gross Sales                                      $4,876,150    $250,000
---------   ---------   --------                                                              -----------   ---------
       $0          $0         $0        2     less: Sales Returns & Allowances                  ($160,000)         $0
---------   ---------   --------                                                              -----------   ---------
 $203,500    $250,000   ($46,500)       3     Net Sales                                        $4,716,150    $250,000
---------   ---------   --------                                                              -----------   ---------
 $174,688    $165,000     $9,688        4     less: Cost of Goods Sold   (Schedule 'B')        $3,519,005    $185,000
---------   ---------   --------                                                              -----------   ---------
  $28,812     $85,000   ($56,188)       5     Gross Profit                                     $1,197,145     $65,000
---------   ---------   --------                                                              -----------   ---------
                              $0        6     Interest
---------   ---------   --------                                                              -----------   ---------
                                        7     Other Income:
                                        8
---------   ---------   --------             -------------------------------------------      -----------   ---------
                             $0         9
---------   ---------   --------             -------------------------------------------      -----------   ---------

  $28,812     $85,000   ($56,188)       10        TOTAL REVENUES                               $1,197,145     $65,000
---------   ---------   --------                                                              -----------   ---------

                                          EXPENSES
  $40,385     $40,385         $0        11    Compensation to Owner(s)/Officer(s)                $296,996     $32,308
---------   ---------   --------                                                              -----------   ---------
 $195,197    $196,224     $1,027        12    Salaries/Commissions                             $1,268,668    $188,692
---------   ---------   --------                                                              -----------   ---------
                              $0        13    Management Fees
---------   ---------   --------                                                              -----------   ---------
   $5,000      $5,000         $0        14    Depreciation                                       $115,000      $5,000
---------   ---------   --------                                                              -----------   ---------
                              $0        15    Taxes:
---------   ---------   --------                                                              -----------   ---------
  $21,418     $13,000    ($8,418)       16        Employer Payroll Taxes                         $104,366     $21,000
---------   ---------   --------                                                              -----------   ---------
                              $0        17        Real Property Taxes
---------   ---------   --------                                                              -----------   ---------
                              $0        18        Other Taxes
---------   ---------   --------                                                              -----------   ---------
   $9,000     $25,000    $16,000        19    Other Selling                                       $34,000     $10,000
---------   ---------   --------                                                              -----------   ---------
 $161,000    $150,000   ($11,000)       20    Other Administrative                               $957,353    $135,000
---------   ---------   --------                                                              -----------   ---------
       $0          $0         $0        21    Interest                                                 $0          $0
---------   ---------   --------                                                              -----------   ---------
                                        22    Other Expenses:
                                        23           Misc
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        24
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        25
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        26
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        27
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        28
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        29
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        30
---------   ---------   --------             -------------------------------------------      -----------   ---------
 $432,000    $429,609    ($2,391)       31        TOTAL EXPENSES                               $2,776,383    $392,000
---------   ---------   --------                                                              -----------   ---------
($403,188)  ($344,609)  ($58,579)       32   SUBTOTAL                                         $(1.575,238)  ($327,000)
---------   ---------   --------                                                              -----------   ---------
                                          REORGANIZATION ITEMS
       $0          $0         $0        33    Professional Fees                                        $0          $0
---------   ---------   --------                                                              -----------   ---------
                              $0        34    Provisions for Rejected Executory Contracts
---------   ---------   --------                                                              -----------   ---------
                                              Interest Earned on Accumulated Cash
   $2,843      $4,011     $1,168        35        Resulting from Chp 11 Case                      $11,963      $3,000
---------   ---------   --------                                                              -----------   ---------
                              $0        36    Gain or (Loss) from Sale of Equipment
---------   ---------   --------                                                              -----------   ---------
                              $0        37
---------   ---------   --------             -------------------------------------------      -----------   ---------
                              $0        38
---------   ---------   --------             -------------------------------------------      -----------   ---------
  ($2,843)    ($4,011)   ($1,168)       39        TOTAL REORGANIZATION ITEMS                     ($11,963)    ($3,000)
---------   ---------   --------                                                              -----------   ---------
($400,345)  ($340,598)  ($59,747)       40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   $(1,587,275)  ($324,000)
---------   ---------   --------                                                              -----------   ---------
                              $0        41   Federal & State Income Taxes
---------   ---------   --------                                                              -----------   ---------

($400,345)  ($340,598)  ($59,747)       42   NET PROFIT (LOSS)                                $(1,567,275)  ($324,000)
=========   =========   ========                                                              ===========   =========

EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

Line 1  Revenue               Business in January was lower than expected due primarily to a large University order that was put on hold by the customer's accounting dept.
------------------------------------------------------------------------------------------------------------------------------------
Line 16 Employer P/R taxes    Forecast did not anticipate the increase in taxes associated with the new calendar year.
------------------------------------------------------------------------------------------------------------------------------------
Line 19 Other Selling Exp     Spending was lower than forecast to conserve cash due to the lower sales.
------------------------------------------------------------------------------------------------------------------------------------
Line 35  Interest Earned      Interest Earned was lower than forecast due to the depletion of cash paid for legal fees that were not budgeted.
------------------------------------------------------------------------------------------------------------------------------------
Line 33  Professional Fees    Professional fees not reflected in Statement of Operations.
------------------------------------------------------------------------------------------------------------------------------------

                   SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            (GENERAL BUSINESS CASE)
                      FOR THE MONTH ENDED JANUARY 31, 1998

CASH BALANCE BEGINNING OF MONTH                                      $1,069,082
                                                                     ----------
CASH RECEIPTS (1)                                                      $816,900
                                                                     ----------
CASH DISBURSEMENTS (1)                                                 $721,315
                                                                     ----------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                      $95,585
                                                                     ----------
CASH BALANCE END OF MONTH                                            $1,164,667
                                                                     ==========



RECAPITULATION OF FUNDS HELD AT END OF MONTH
--------------------------------------------     ACCOUNT 1           ACCOUNT 2                ACCOUNT 3              ACCOUNT 4
                                                 ---------           ---------                ---------              ---------
BANK                                         Wells Fargo          Bank of America        Bank of America        Bank of America
                                             -----------------    -------------------    -------------------    --------------------
ACCOUNT TYPE                                 Checking             Investment #1          Investment #2          Checking
                                             -----------------    -------------------    -------------------    --------------------

                                             -----------------    -------------------    -------------------    --------------------
ACCOUNT NO.                                  4091-390302          15810-21069            15810-21073            15814-14194
                                             -----------------    -------------------    -------------------    --------------------
ACCOUNT PURPOSE                              Main operating       Estate Proceeds (2)    Estate Proceeds (2)    operating account
                                             -----------------    -------------------    -------------------    --------------------
BALANCE, END OF MONTH                                 $173,000               $620,206               $136,961                $234,500
                                             -----------------    -------------------    -------------------    --------------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                $1,164,667
                                             =================



(1) EXCLUDING BANK TRANSFERS BETWEEN YOUR ACCOUNTS.

(2) INCLUDES PROCEEDS FROM SALE OF ASSETS. INVESTMENT ACCT #1 FOR FARRINGTON LTD AND INVESTMENT ACCT #2 FOR PTG INVENTORY SALE.


Effective 1/1/95